Rule 497(e) File

Nos. 033-19946; 811-03072-01

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT TWO

033-19946 HV-1524 - Gardner and White

Supplement dated December 23, 2024 to your Prospectus dated May 1, 2024

This Supplement dated December 23, 2024 amends certain information contained in the Prospectus dated May 1, 2024.

Effective immediately, Putnam VT Small Cap Value Fund - Class IB will add “Franklin Advisers, Inc.” as an additional subadviser and all references to subadviser “Putnam Investments Limited” have been removed and replaced with “Franklin Templeton Investment Management Limited” in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2024.

All other information contained in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2024 remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2024-PROSUPP-8-HV1524